UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-5491 (Commission File Number)	98-1023315 (IRS Employer Identification No.)

2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of principal executive offices)		77056-6189 (Zip code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

While working for Cobalt International Energy, Inc. (“Cobalt”) in the Gulf of Mexico, the Rowan Reliance drillship experienced a loss of seal in the riser connection system. The drillship commenced operations on the well on February 1, and the well has since been plugged and abandoned on April 6, 2015.

Cobalt is currently permitting a new well approximately 200 feet from the surface location of the original well. Rowan is working with Cobalt and regulatory authorities in order to be able to commence drilling within the next two weeks, assuming timely receipt of permit approval.

Rowan continues to evaluate the potential financial impact of these events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2015	ROWAN COMPANIES PLC

	By:	/s/ Melanie M. Trent
Melanie M. Trent
Executive Vice President, General Counsel & Chief Administrative Officer

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